                                                                   EXHIBIT 10(p)
                                                                   -------------



                            AIRCRAFT LEASE AMENDMENT
                            ------------------------



     THIS AIRCRAFT LEASE AMENDMENT (the "Amendment") is made effective as of this 31st day of January 1996 by and between GPA GROUP plc, a company incorporated under the laws of Ireland, having its registered office at GPA House, Shannon, Ireland (the "Lessor") and HAWAIIAN AIRLINES, INC., a company incorporated under the laws of the Territory of Hawaii and existing under the laws of the State of Hawaii and having its principal place of business at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819 (the "Lessee").

                             W I T N E S S E T H :

     WHEREAS, by an Aircraft Lease Agreement, dated as of February 28, 1990, as amended by (i) that certain Amendment to Aircraft Lease Agreement, dated as of April 2, 1990, (ii) that certain Aircraft Lease Amendment Agreement, dated as of 31 October, 1990, (iii) that certain letter agreement among Lessor, AeroUSA, Inc. and Lessee, dated January 17, 1992 (the "Letter Agreement"), (iv) that certain letter agreement among Lessor, AeroUSA, Inc. and Lessee, dated October 30, 1992 and (v) that certain Aircraft Lease Amendment dated August 23, 1994 (the "1994 Amendment") (as so amended, the "Lease"), Lessor has leased to Lessee and Lessee has taken on lease from Lessor a McDonnell Douglas DC9-51 aircraft bearing manufacturer's serial number 48122 and registration number EI-CBI on the terms and conditions therein; and

     WHEREAS, Lessor and Lessee have agreed to amend the Lease in the manner hereinafter described.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.   INTERPRETATION
     --------------

     1.1 All term used herein shall have the same meanings as in the Lease (unless defined herein) and the Lease shall be deemed amended to the extent herein provided and as so amended shall remain in full force and effect.

2.   MODIFICATION
     ------------

     2.1 The definition of the term "Rent" set forth in Appendix B to the Lease is amended to read in its entirety:

     (a) the definition of Rent is subject, in its entirety, to that certain Global Settlement Agreement and Adequate Protection Stipulation (GPA) approved by the Bankruptcy Court in In re Hawaiian Airlines, Inc., Case No.
                                         -----------------------------
     93-01072 (Bankr. Haw.).

     (b) Commencing on August 1, 1995 and continuing thereafter through March 31, 1996, the Rent shall be $65,000 per month, payable in advance on Tuesday of each calendar week in installments of $15,000.

     (c) Commencing April 1, 1996 and continuing thereafter through the remainder of the Term, the Rent shall be $68,000 per month, payable in advance on Tuesday of each calendar week in installments of $15,692.

     (d) If Lessee provides to Lessor under any lease of DC-0 aircraft that existed on August 23, 1994 (a "Comparable Lease") a higher rental (other than a higher rental resulting from a rental reset provision similar to that set forth in the 1994 Amendment) for the use of such DC-9 aircraft after March 1, 1995 and prior to the expiration of the term of such Comparable Lease (excluding any renewal periods), then Lessor shall be entitled to such higher rental under the Lease from and after the effective date of such higher rental under such Comparable Lease.

3.   MISCELLANEOUS
     -------------

     3.1 This Amendment in all respects is governed by the Governing Law and the provisions of Clause 16.8 of the Lease Agreement are hereby incorporated by reference into this Amendment as if the same were set out in full in this Amendment.

     3.2 The amendments to the Lease set forth above are limited precisely as written and, as so amended, the Lease is ratified and confirmed and the terms and conditions thereof shall remain in full force and effect as the legal, valid and binding rights and obligations of the parties. The Lease, this Amendment and the Global Settlement Agreement embody the entire agreement between the parties relating to the subject matter hereof and thereof, and such agreements terminate and supersede all prior or contemporaneous agreements, discussions, undertakings and understandings, whether written or oral, express or implied, between the parties hereto and thereto concerning the subject matter hereof and thereof.

     3.3 References made in the Lease Agreement to "this Agreement" shall be construed as references to the Lease Agreement as amended hereby.

     3.4 This Amendment may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the day and year first above written.


                              GPA GROUP plc
                              LESSOR
                              By:   /s/ Richard Pierce
                                    ------------------
                              Its: Group Chief Accountant
                                   ----------------------


                              HAWAIIAN AIRLINES, INC.

                              By:   /s/ Bruce R. Nobles
                                    -------------------
                              Its: Chairman, President and
                                   -----------------------
                                   Chief Executive Officer
                                   -----------------------


                              By:   /s/ Rae A. Capps
                                    ----------------
                              Its: Vice President, General Counsel
                                   --------------------------------
                                   and Corporate Secretary
                                   -----------------------



NA960670.180/1+

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